UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CAPITAL ONE FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Possible solicitation pieces to be used in connection with Capital One’s 2007 Annual Stockholders Meeting.

April 12, 2007

Dear Fellow Stockholder:

We previously sent you proxy materials for the Annual Meeting of Capital One Financial Corporation Stockholders to be held on April 26, 2007. The Board of Directors unanimously recommends that stockholders vote FOR Items 1, 2 and 3, and AGAINST Item 4, the Stockholder Proposal.

Your vote is important, no matter how many shares you own. To make sure that your shares are represented at the meeting, please vote today by telephone, via the Internet, or by signing and returning the enclosed form of proxy in the envelope provided.

Thank you for participating—we appreciate your support.

Capital One

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed card.

.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5834.

Please Read and Vote Your Proxy Today

12 April 07 – Deadline April 25

Action Required

For: All U.S. Legacy Capitalone and North Fork Bank Executives

From: Polly Nyquist, Legal

Action: Read and vote your proxy by midnight Wednesday, April 25

Start date: 11 April 07

Due Date: 25 April 07

Reminder:

•	Please read and vote your proxy materials
•	The Board of Directors unanimously recommends a vote FOR Items 1, 2 and 3, and unanimously recommends a vote AGAINST Item 4

How to vote:

•	You can vote by telephone, via the Internet, or by signing and returning the proxy card

– instructions on all of these methods are detailed and enclosed in your proxy materials

•	Employees holding shares in an E*Trade account received an email with instructions on how to access proxy materials and vote
•	Hard copy proxy and voting materials were sent to you via U.S. mail for any other shares held in brokerage accounts

Background:

As Capital One stockholders, many of you have recently received proxy materials for our annual shareholder meeting to be held on April 26, 2007. This year, stockholders are being asked to vote to:

1.	Elect three directors
2.	Ratify the appointment of Ernst & Young LLP as independent auditors for 2007
3.	Approve the Company’s Amended and Restated Certificate of Incorporation to permit a majority voting standard for the election of directors; and

4. Consider a stockholder proposal described in the proxy

For complete details about the matters up for vote, please read your proxy materials. You can also access our proxy online at

http://media.corporate-ir.net/media_files/irol/70/70667/2007DefinitiveProxy.pdf

If you have misplaced your proxy communications and/or materials, you may request a new proxy card or voting instructions by doing the following:

•	If you hold unvested restricted stock and/or hold COF shares at Computershare, send an email to SECreporting@capitalone.com
•	If you hold COF shares at E*Trade
o	SVPs and above call the Executive Services Line 1-800-775-2793
o	VPs and MVPs call 1-888-388-2900
•	If you hold COF shares through any other broker, contact your broker